UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2011

WEBMEDIABRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26393	06-1542480
(Commission File Number)	(IRS Employer ID Number)

50 Washington Street, Suite 912, Norwalk, Connecticut 06854
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (203) 662-2800

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Meckler Loan

On November 14, 2011, WebMediaBrands Inc. (the “Company”) and its wholly owned subsidiaries, Mediabistro.com, Inc. (“Mediabistro”) and Inside Network Inc. (“Inside Network”): (1) entered into a promissory note jointly and severally payable by the Company, Mediabistro and Inside Network to Alan M. Meckler, the Company’s chairman of the board of directors and chief executive officer (the “Note”); (2) entered into a Security Agreement by and between the Company and Mr. Meckler (the “WEBM Security Agreement”) pursuant to which the Company granted to Mr. Meckler a security interest in the Company’s assets; (3) entered into an Intellectual Property Security Agreement by and between the Company and Mr. Meckler (the “IP Security Agreement”) pursuant to which the Company granted to Mr. Meckler a security interest in the Company’s intellectual property; and (4) entered into a Pledge Agreement by the Company in favor of Mr. Meckler (the “Pledge Agreement,” and together with the Note, the Security Agreement and the IP Security Agreement, the “Company Loan Documents”) pursuant to which the Company granted to Mr. Meckler a security interest in and assignment of all of the shares of stock or other equity interest of Mediabistro and Inside Network owned by the Company.

In the Note, Mr. Meckler loaned the Company $1,750,000 (the “Meckler Loan”).  The interest rate of the Note is 3.10% per annum.  Interest on the outstanding principal amount is due and payable monthly until August 2014.  Thereafter, principal and interest is due and payable in equal monthly installments based on an amortization term of 15 years, with the outstanding principal amount, together with all accrued interest thereon, due and payable on August 18, 2016.  The Note may be prepaid at any time without penalty or premium.

In partial consideration of the Note and the Note Modification Agreement described below, Inside Network entered into a Security Agreement by and between Inside Network and Mr. Meckler pursuant to which Inside Network granted to Mr. Meckler a security interest in Inside Network’s assets (the “Inside Network Security Agreement”) to secure Inside Network’s obligations under the Note and the 2009 Note described below.

The Company Loan Documents and the Inside Network Security Agreement contain customary terms for a loan transaction of this type.  If an Event of Default (as defined in the Note) occurs and is continuing beyond a specified cure period, Mr. Meckler may declare the Meckler Loan immediately due and payable. The Meckler Loan also will become immediately due and payable upon certain events of bankruptcy or insolvency or in the event of a Change of Control (as defined in the Note) of Mediabistro, Inside Network, or the Company.

The Company Loan Documents were approved by all of the independent members of the Company’s Board of Directors, none of whom has a direct or indirect interest in the Company Loan Documents or the Inside Network Security Agreement described below (the “Disinterested Directors”).  The Disinterested Directors approved this transaction following Mr. Meckler’s disclosure to such Disinterested Directors of his interest in the Company Loan Documents and the Inside Network Security Agreement.

Loan Modification

On November 14, 2011, the Company and Mediabistro entered into a Note Modification Agreement with Mr. Meckler.  The Note Modification Agreement amends the promissory note the Company and Mediabistro issued to Mr. Meckler representing a loan in the original amount of $7,197,143.21, which is described in more detail in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on June 4, 2009 (the “2009 Note”).

Under the Note Modification Agreement, the parties agreed to terminate the Company’s obligation to make any Accommodation Fee payment (as defined in the 2009 Note) to Mr. Meckler.  As a result, the Note Modification Agreement reduces the effective interest payable on the 2009 Note by $480,000 per year.  The Company granted Mr. Meckler a fully vested stock option to purchase 1,000,000 shares of the Company’s common stock pursuant to the terms of the 2008 WebMediaBrands Inc. Stock Option Plan.  All other terms of the promissory note remain unchanged.

The Note Modification Agreement was approved by all of the Disinterested Directors, none of whom has a direct or indirect interest in the 2009 Note or the Note Modification Agreement.

The description of the transactions described in this Item 1.01 does not purport to be complete and is qualified in its entirety by the terms of the Note, the Security Agreement, the IP Security Agreement, the Pledge Agreement, the Inside Network Security Agreement and the Note Modification Agreement, which are attached hereto as Exhibits 10.60 through 10.65, respectively.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided under Item 1.01 above is hereby incorporated by reference.

Item 8.01.  Other Events.

On November 15, 2011, WebMediaBrands Inc. issued a press release announcing that it had obtained a $1,750,000 loan from Alan Meckler.  A copy of this press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.60	Promissory Note, dated November 14, 2011, issued by WebMediaBrands Inc., Mediabistro.com, Inc., and Inside Network Inc. to Alan M. Meckler.

10.61	Security Agreement, dated as of November 14, 2011, by and between WebMediaBrands Inc. and Alan M. Meckler.

10.62	Intellectual Property Security Agreement, dated as of November 14, 2011, by and between WebMediaBrands Inc. and Alan M. Meckler.

10.63	Pledge Agreement, dated as of November 14, 2011, by WebMediaBrands Inc. in favor of Alan M. Meckler.

10.64	Security Agreement, dated as of November 14, 2011, by and between Inside Network Inc. and Alan M. Meckler.

10.65	Note Modification Agreement, dated as of November 14, 2011, by and between WebMediaBrands Inc., Mediabistro.com Inc., and Alan M. Meckler.

99.1	Press release dated November 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMEDIABRANDS, INC.

Date: November 17, 2011	By:	/s/ Donald J. O’Neill
Donald J. O’Neill
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.60	Promissory Note, dated November 14, 2011, issued by WebMediaBrands Inc., Mediabistro.com, Inc., and Inside Network Inc. to Alan M. Meckler.

10.61	Security Agreement, dated as of November 14, 2011, by and between WebMediaBrands Inc. and Alan M. Meckler.

10.62	Intellectual Property Security Agreement, dated as of November 14, 2011, by and between WebMediaBrands Inc. and Alan M. Meckler.

10.63	Pledge Agreement, dated as of November 14, 2011, by WebMediaBrands Inc. in favor of Alan M. Meckler.

10.64	Security Agreement, dated as of November 14, 2011, by and between Inside Network Inc. and Alan M. Meckler.

10.65	Note Modification Agreement, dated as of November 14, 2011, by and between WebMediaBrands Inc., Mediabistro.com Inc., and Alan M. Meckler.

99.1	Press release dated November 15, 2011.